EXHIBIT 99.2
EXXON MOBIL CORPORATION

2Q08 INVESTOR RELATIONS DATA SUMMARY (PAGE 1 of 7)

Net Income (U.S. GAAP), $M	2Q08	1Q08	4Q07	3Q07	2Q07
Upstream
United States	2,034	1,631	1,275	1,196	1,222
Non-U.S.	7,978	7,154	6,929	5,103	4,731
Total	10,012	8,785	8,204	6,299	5,953
Downstream
United States	293	398	622	914	1,745
Non-U.S.	1,265	768	1,645	1,087	1,648
Total	1,558	1,166	2,267	2,001	3,393
Chemical
United States	102	284	335	296	204
Non-U.S.	585	744	777	906	809
Total	687	1,028	1,112	1,202	1,013

Corporate and financing	(577)	(89)	77	(92)	(99)
Net income (U.S. GAAP)	11,680	10,890	11,660	9,410	10,260
Net income per common share (U.S. GAAP)	2.25	2.05	2.15	1.72	1.85
Net income per common share
- assuming dilution (U.S. GAAP)	2.22	2.03	2.13	1.70	1.83

Special Items $M
Upstream
United States	0	0	0	0	0
Non-U.S.	0	0	0	0	0
Total	0	0	0	0	0
Downstream
United States	0	0	0	0	0
Non-U.S.	0	0	0	0	0
Total	0	0	0	0	0
Chemical
United States	0	0	0	0	0
Non-U.S.	0	0	0	0	0
Total	0	0	0	0	0

Corporate and financing	(290)	0	0	0	0
Corporate total	(290)	0	0	0	0

Earnings Excluding Special Items $M
Upstream
United States	2,034	1,631	1,275	1,196	1,222
Non-U.S.	7,978	7,154	6,929	5,103	4,731
Total	10,012	8,785	8,204	6,299	5,953
Downstream
United States	293	398	622	914	1,745
Non-U.S.	1,265	768	1,645	1,087	1,648
Total	1,558	1,166	2,267	2,001	3,393
Chemical
United States	102	284	335	296	204
Non-U.S.	585	744	777	906	809
Total	687	1,028	1,112	1,202	1,013

Corporate and financing	(287)	(89)	77	(92)	(99)
Corporate total	11,970	10,890	11,660	9,410	10,260
EPS excluding Special Items - assuming dilution	2.27	2.03	2.13	1.70	1.83
EXXON MOBIL CORPORATION

2Q08 INVESTOR RELATIONS DATA SUMMARY (PAGE 2 of 7)

Supplemental Information (continued)

Net production of crude oil and	2Q08	1Q08	4Q07	3Q07	2Q07
natural gas liquids, kbd
United States	368	386	385	373	393
Canada/South America	281	297	305	321	340
Europe	439	457	461	446	490
Africa	637	635	669	686	734
Asia Pacific/Middle East	509	498	503	533	529
Russia/Caspian	159	195	194	178	182
Total liquids production	2,393	2,468	2,517	2,537	2,668

Natural gas production available for sale, mcfd
United States	1,274	1,277	1,405	1,414	1,540
Canada/South America	652	663	717	799	868
Europe	3,256	5,126	4,945	2,665	3,029
Africa	30	34	26	25	26
Asia Pacific/Middle East	3,129	2,994	3,205	3,270	3,173
Russia/Caspian	107	124	116	110	97
Total natural gas production available for sale	8,448	10,218	10,414	8,283	8,733

Total worldwide liquids and gas production, koebd	3,801	4,171	4,253	3,918	4,123

Refinery throughput, kbd
United States	1,811	1,759	1,804	1,790	1,592
Canada	451	425	467	451	410
Europe	1,590	1,572	1,660	1,648	1,621
Asia Pacific	1,312	1,449	1,457	1,368	1,337
Other Non-U.S.	308	321	329	325	319
Total refinery throughput	5,472	5,526	5,717	5,582	5,279

Petroleum product sales, kbd
United States	2,584	2,548	2,733	2,709	2,651
Canada	425	441	475	470	451
Europe	1,719	1,707	1,728	1,783	1,769
Asia Pacific	1,321	1,410	1,472	1,429	1,345
Other Non-U.S.	726	715	717	710	758
Total petroleum product sales	6,775	6,821	7,125	7,101	6,974

Gasolines, naphthas	2,636	2,666	2,833	2,831	2,876
Heating oils, kerosene, diesel	2,067	2,089	2,155	2,056	1,973
Aviation fuels	623	612	639	671	622
Heavy fuels	630	687	724	728	682
Specialty products	819	767	774	815	821
Total petroleum product sales	6,775	6,821	7,125	7,101	6,974

Chemical prime product sales, kt
United States	2,702	2,555	2,762	2,661	2,701
Non-U.S.	4,016	4,023	4,287	4,068	4,196
Total chemical prime product sales	6,718	6,578	7,049	6,729	6,897

EXXON MOBIL CORPORATION

2Q08 INVESTOR RELATIONS DATA SUMMARY (PAGE 3 of 7)

Supplemental Information (continued)

Average Realization Data	2Q08	1Q08	4Q07	3Q07	2Q07
United States
ExxonMobil
Crude ($/b)	119.31	91.35	83.18	69.52	60.09
Natural Gas ($/kcf)	10.42	8.07	6.38	5.87	7.12

Benchmarks
WTI ($/b)	123.98	97.94	90.66	75.48	64.89
ANS-WC ($/b)	123.79	96.62	88.76	76.49	65.76
Henry Hub ($/mbtu)	10.94	8.03	6.97	6.16	7.55

Non-U.S.
ExxonMobil
Crude ($/b)	119.28	93.47	85.38	71.81	65.97
Natural Gas ($/kcf)	9.90	9.28	8.19	6.27	6.01
European NG ($/kcf)	11.61	10.30	9.34	7.49	6.68

Benchmarks
Brent ($/b)	121.38	96.90	88.69	74.87	68.76

Capital and Exploration Expenditures, $M
Upstream
United States	743	591	681	568	497
Non-U.S.	4,514	3,504	3,857	3,283	3,369
Total	5,257	4,095	4,538	3,851	3,866
Downstream
United States	426	351	336	263	317
Non-U.S.	478	476	578	721	557
Total	904	827	914	984	874
Chemical
United States	123	99	118	96	62
Non-U.S.	674	467	568	505	214
Total	797	566	686	601	276
Other	12	3	13	5	23

Total Capital and Exploration Expenditures	6,970	5,491	6,151	5,441	5,039

Exploration Expense Charged to Income, $M
Consolidated - United States	46	53	79	75	37
- Non-U.S.	288	283	419	271	308
Non-consolidated - ExxonMobil share - United States	0	0	0	0	1
- Non-U.S.	5	2	22	5	1
Total Exploration Expense Charged to Income	339	338	520	351	347

Effective Income Tax Rate, %	49%	49%	44%	46%	44%

Common Shares Outstanding (millions)
At quarter end	5,194	5,284	5,382	5,464	5,546
Average - assuming dilution	5,261	5,362	5,454	5,536	5,620

Total Cash and Cash Equivalent ($G)	39.0	40.9	34.0	36.0	33.6
Includes restricted cash

Total Debt ($G)	9.6	10.0	9.6	9.0	8.8

Cash Flows from Operations and Asset Sales ($G)
Net cash provided by operating activities	13.4	21.4	11.3	15.1	11.3
Sales of subsidiaries, investments and PP&E	1.2	0.4	1.8	0.7	1.2
Cash flows from operations and asset sales	14.6	21.8	13.1	15.8	12.5

The above numbers reflect ExxonMobil's current estimate of volumes and realizations given data available as of the end of the second quarter of 2008. Volumes and realizations may be adjusted when full statements on joint venture operations are received from outside operators. ExxonMobil management assumes no duty to update these estimates.

EXXON MOBIL CORPORATION 2Q08 INVESTOR RELATIONS DATA SUMMARY (PAGE 4 of 7)

Upstream Earnings

Upstream 2Q08 vs. 2Q07
$M
12,000
10,000
8,000
6,000
4,000
2,000
0
5,953
6,130
(1,740)
(330)
10,012
2Q07
Realization
Vol/Mix
Other
2Q08

Upstream 2Q08 vs. 1Q08
$M
12,000
10,000
8,000
6,000
4,000
2,000
0
8,785
2,410
(1,210)
30
10,012
1Q08
Realization
Vol/Mix
Other
2Q08

$M	2Q07	2Q08	2Q08 vs. 2Q07
U.S.	1,222	2,034	+812
Non-U.S.	4,731	7,978	+3,247
Total	5,953	10,012	+4,059

$M	1Q08	2Q08	2Q08 vs. 1Q08
U.S.	1,631	2,034	+403
Non-U.S.	7,154	7,978	+824
Total	8,785	10,012	+1,227

Note: Earnings exclude special items

ExxonMobil

EXXON MOBIL CORPORATION 2Q08 INVESTOR RELATIONS DATA SUMMARY (PAGE 5 of 7)

Upstream Volumes

Volumes 2Q08 vs. 2Q07
KOEBD
5,000
4,000
3,000
2,000
1,000
0
4,123
Net Interest Reductions
(95)
(65)
Price / Spend
(29)
(29)
(104)
3,801
2Q07
Entitlements
Venezuela
Nigeria Strike
Other
2Q08

	2Q08	vs 2Q07	%	Ex Entitlements, Venezuela, and Nigeria Strike
Liquids (KBD)	2,393	-275	-10.3%	
Natural Gas (MCFD)	8,448	-285	-3.3%	
Combined (KOEBD)	3,801	-322	-7.8%	-2.5%

ExxonMobil

EXXON MOBIL CORPORATION 2Q08 INVESTOR RELATIONS DATA SUMMARY (PAGE 6 of 7)

Downstream Earnings

Downstream 2Q08 vs. 2Q07
$M
3,500
3,000
2,500
2,000
1,500
1,000
500
0
3,393
(1,890)
230
(180)
1,558
2Q07
Margin
Vol/Mix
Other
2Q08

Downstream 2Q08 vs. 1Q08
$M
2,000
1,500
1,000
500
0
1,166
350
40
1,558
1Q08
Margin
Vol/Mix
Other
2Q08

$M	2Q07	2Q08	2Q08 vs. 2Q07
U.S.	1,745	293	-1,452
Non-U.S.	1,648	1,265	-383
Total	3,393	1,558	-1,835

$M	1Q08	2Q08	2Q08 vs. 1Q08
U.S.	398	293	-105
Non-U.S.	768	1,265	+497
Total	1,166	1,558	+392

Note: Earnings exclude special items

ExxonMobil

EXXON MOBIL CORPORATION 2Q08 INVESTOR RELATIONS DATA SUMMARY (PAGE 7 of 7)

Chemical Earnings

Chemical 2Q08 vs. 2Q07
$M
1,500
1,000
500
0
1,013
(480)
20
130
687
2Q07
Margin
Vol/Mix
Other
2Q08

Chemical 2Q08 vs. 1Q08
$M
1,500
1,000
500
0
1,028
(350)
30
(20)
687
1Q08
Margin
Vol/Mix
Other
2Q08

$M	2Q07	2Q08	2Q08 vs. 2Q07
U.S.	204	102	-102
Non-U.S.	809	585	-224
Total	1,013	687	-326

$M	1Q08	2Q08	2Q08 vs. 1Q08
U.S.	284	102	-182
Non-U.S.	744	585	-159
Total	1,028	687	-341

Note: Earnings exclude special items

ExxonMobil